--------------------------------------------------------------------------------
       Oppenheimer                                         ANNUAL
       Limited Term                                        REPORT
       Municipal Fund                                  September 30, 2002
--------------------------------------------------------------------------------




[HANDS LOGO ART]

Fund Highlights

Performance Update

Investment Strategy Discussion

Listing of Individual Investments

"The Fund delivered a positive total return and consistent dividends but, due to an emphasis on longer-term securities and problems with high-yield airline and healthcare bonds, underperformed its peer group of intermediate municipal funds."


                                                      [LOGO] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS



    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Manager

 7  Fund Performance

11  Financial
    Statements

31  Independent
    Auditors' Report

32  Federal Income Tax
    Information

34  Trustees and Officers

40  Privacy Policy Notice



Fund Objective
Oppenheimer Limited Term Municipal Fund seeks a high current income exempt from federal income tax.

Fund Highlight
The municipal portfolio management team led by Ron Fielding at OppenheimerFunds' Rochester Division assumed day-to-day operations of the Fund on July 1, 2002. In addition, the Fund's name was changed on September 30, 2002, from Oppenheimer Intermediate Municipal Fund to Oppenheimer Limited Term Municipal Fund.



Average Annual Total Returns*
          For the 1-Year Period
          Ended 9/30/02

          Without      With
          Sales Chg.   Sales Chg.
-----------------------------------
Class A   6.17%        2.45%
-----------------------------------
Class B   5.38         1.38
-----------------------------------
Class C   5.32         4.32
-----------------------------------

Standardized Yields(1)
          For the 30 Days
          Ended 9/30/02
-----------------------------------
Class A                4.57%
-----------------------------------
Class B                3.99
-----------------------------------
Class C                3.99


1. Standardized yield is based on net investment income for the 30-day period ended September 30, 2002. Falling share prices will tend to artificially raise yields.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS


Dear Shareholder,

As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.
   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.
   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.
   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an


[PHOTO OF JAMES C. SWAIN]
James C. Swain
Chairman
Oppenheimer
Limited Term
Municipal Fund

[PHOTO OF JOHN V. MURPHY]
John V. Murphy
President
Oppenheimer
Limited Term
Municipal Fund

1| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

LETTER TO SHAREHOLDERS

investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual securities. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.
   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.
   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds The Right Way to Invest.


Sincerely,
/s/ James C. Swain                  /s/ John V. Murphy
------------------                  ------------------
James C. Swain                      John V. Murphy
October 21, 2002

These general market views represent opinions of OppenheimerFunds, Inc.
and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your fund is contained in the pages that follow.



2| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

[SIDEBAR]
Portfolio Manager
Ron Fielding


Q How did the Oppenheimer Limited Term Municipal Fund perform during the fiscal year that ended September 30, 2002?
A. On an absolute basis, the Fund did well, generating positive returns and a consistent dividend, despite widespread turmoil in financial markets and falling
interest  rates.   Relatively   speaking,   results  were  weak,  and  the  Fund
underperformed its peer group of intermediate municipal funds.(2)
   The bigger news to report is that the Fund received new management, effective July 1, 2002 and investment parameters, effective September 30, 2002, both of which should help to make it more competitive in the future. Reflecting the new investment guidelines, its name was changed as well on September 30, 2002, from Oppenheimer Intermediate Municipal Fund to Oppenheimer Limited Term Municipal Fund.

What are the Fund's revised investment parameters?
The Fund should be less volatile in the future, thanks to a shorter target for average maturity (five years or less, compared to a maximum of 8.5 years previously) and a smaller allocation to high-yield securities (a maximum of 5% vs. 25% previously). Yet it retains the potential to generate yields that are much higher than money-market rates. Additionally, the investment strategy employed by the new management team stresses exceptionally broad diversification, and that too, is expected to reduce overall risk in the portfolio.

Who are the Fund's new managers?
The municipal portfolio management team at OppenheimerFunds' Rochester Division has assumed day-to-day operation of the Fund. Our team comprises five credit analysts and four portfolio and trading professionals with many years of experience in municipal management. We are already working to bring the Fund in line with its new limits, as well as with our investment style.



2. Source: Lipper, Inc. The one-year return for period ended 9/30/02 for the average of the 39 funds in the Lipper Intermediate Municipal Fund category was 7.41%. Past performance is no guarantee of future results.



3| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


[SIDEBAR]
The biggest news to report is that the Fund received a new management team and new investment parameters in July 2002.


Why did the Fund underperform during this fiscal year?
At mid-fiscal year, the Fund sought to achieve greater diversity by adding longer-term issues to the portfolio. However, as interest rates have declined, yields on short-term maturities have fallen more than yields on long term maturities. As a result, short-term securities experienced the biggest price gains as maturity spreads widened and the yield curve became steeper.
   Additionally, airline-related bonds and healthcare issues performed poorly throughout the period, to the detriment of several of the Fund's largest high-yield investments.
   Applying our investment style and the guidelines, which was approved by shareholders this summer, could greatly reduce this kind of interest rate and credit exposure.

What are the hallmarks of your investment strategy?
Our approach is anything but "plain vanilla." Rather than invest primarily in a narrow group of insured, AAA-rated bonds, we seek out lesser-known issues. We research them extensively and eventually buy hundreds for a single portfolio.
  In particular, we search extensively for smaller issues (i.e., below $50 million). Although many are actually high quality, these smaller issues are frequently unrated, and thus, overlooked by investors. For this reason, they tend to be underpriced, providing very attractive yields. Our research capabilities allow us to measure the risks in these issues, while our risk management tools make it possible to offset the risks and maintain liquidity in the portfolio.
   We also emphasize callable bonds. Callable bond prices don't fluctuate much with interest-rate movements, so they may add a measure of stability to the portfolio. And, once again, our experience and credit research allows us to determine which bonds we believe are likely to be called away and which are not. (We find that calls occur much less frequently than most investors would expect.) We pay a premium to buy callable bonds but, in return, may receive very attractive yields for years to come.


4| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

   In the end, we assemble as many as 1,000 smaller, more complex higher-yielding securities that the average individual retail investor might not own due to the extensive research and detail needed to track and follow these issues. However, the risk of owning these securities is limited by exceptionally broad diversification in a wide variety of issuers, maturities, coupons, and offering sizes.

What is your outlook for the Fund?
As you might expect, the Fund will be more diversified. Already, we have increased the number of holdings by 10%. We are adding higher-yielding, but still high-quality issues, which are extensively researched and rigorously evaluated by our credit management team, from states like Illinois and Texas. These states have little or no state income tax, thus in-state competition for bonds is minimal. And, prices tend to be lower relative to bonds issued in high-tax "specialty" states, like California and New York.
   In keeping with the Fund's new mandates, we have reduced its average effective maturity from 7.4 years (at mid-year) to under five years. Also, because the Fund will now have a smaller allocation to high yield issues, we are working to sell most of its below investment grade holdings.
   Most recently, we have invested in energy bonds and tobacco settlement bonds. The latter are investment-grade securities that tend to have high yields, but low volatility. In the several years since tobacco bonds first appeared in the marketplace, investors have become more accepting of them. We believe that, over the coming four years, prices will come in line with the bonds' ratings and coupons. When these bond prices do come in line, these issues should produce more value relative to more established issues.
   We are confident that our ability to look ahead in this way, and to build diversified portfolios that limit volatility, make Oppenheimer Limited Term Municipal Fund an increasingly important and valuable part of The Right Way to Invest.

[SIDEBAR]
Average Annual
Total Returns with
Sales Charge

For the Periods Ended 9/30/02(3)

Class A
1-Year  5-Year 10-Year
--------------------------------
2.45%   3.98%  5.07%

Class B        Since
1-Year  5-Year Inception
--------------------------------
1.38%   3.75%  4.68%

Class C        Since
1-Year  5-Year Inception
--------------------------------
4.32%   3.93%  4.23%


3. See Notes on page 10 for further details.


5| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


Top Largest Positions by State(5)
--------------------------------------------
Louisiana                              20.7%
--------------------------------------------
Wisconsin                              14.3
--------------------------------------------
Illinois                                7.1
--------------------------------------------
Texas                                   6.3
--------------------------------------------
Ohio                                    6.3
--------------------------------------------
Alabama                                 5.3
--------------------------------------------
Pennsylvania                            5.1
--------------------------------------------
Indiana                                 5.0
--------------------------------------------
Minnesota                               4.6
--------------------------------------------
South Carolina                          4.3



[SIDEBAR]
Credit Allocation(4)

 o AAA             16.1%
 o AA               4.1
 o A               35.3
 o BBB             39.6
 o BB               1.6
 o B                0.8
 o CCC              0.6
 o Not Rated        1.9


4. Credit allocation data are as of 9/30/02, and are subject to change. Data are dollar-weighted based on total market value of investments. Securities rated by a rating organization other than Standard & Poor's Rating Group are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Manager as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
5. Portfolio's holdings and allocations are subject to change. Percentages are as of September 30, 2002, and are based on net assets.



6| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended september 30, 2002, followed by a graphical comparison of the fund's performance to an appropriate broad-based market index.
Management's Discussion of Performance. For the fiscal year that ended September 30, 2002, Oppenheimer Limited Term Municipal Fund (formerly Oppenheimer Intermediate Municipal Fund) delivered a positive total return and consistent dividends but nonetheless underperformed its peer group of national intermediate tax-free bond funds. During the first nine months of the period, against a backdrop of falling interest rates, the Fund increased its emphasis on longer-term securities (for added diversification) and maintained an investment of approximately 25% in high-yield securities. While these tactics helped to maintain a competitive current yield, they had a less positive effect on total return. In particular, difficulties in the airline and senior living industries hurt prices for several of the Fund's largest high-yield holdings. As of July 1, 2002, a new management team began to implement revised investment parameters, including a maximum average maturity of 5 years and a maximum high-yield allocation of 5% of assets. The new managers also emphasized the use of smaller, frequently unrated issues and callable bonds and, to offset the risks associated with these, focused on creating a more broadly diversified portfolio. The Fund's holdings, allocations and management are subject to change.
Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2002. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from inception of the class on September 11, 1995. In the case of Class C shares, performance is measured from inception of the class on December 1, 1993. The Fund's performance reflects the deduction of the 3.50% maximum initial sales charge on Class A shares, the 4% (1-year) and 1% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
   The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


7| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHARTS]
                 Oppenheimer Limited
                    Term Municipal         Lehman Brothers
                    Fund (Class A)       Municipal Bond Index
                    --------------       --------------------
 09/30/1992             9,650                   10,000
 12/31/1992             9,799                   10,182
 03/31/1993            10,100                   10,560
 06/30/1993            10,333                   10,906
 09/30/1993            10,644                   11,274
 12/31/1993            10,771                   11,433
 03/31/1994            10,276                   10,805
 06/30/1994            10,383                   10,924
 09/30/1994            10,443                   10,999
 12/31/1994            10,301                   10,842
 03/31/1995            10,809                   11,608
 06/30/1995            11,049                   11,888
 09/30/1995            11,361                   12,229
 12/31/1995            11,681                   12,734
 03/31/1996            11,677                   12,581
 06/30/1996            11,753                   12,677
 09/30/1996            11,975                   12,968
 12/31/1996            12,272                   13,298
 03/31/1997            12,320                   13,266
 06/30/1997            12,660                   13,723
 09/30/1997            13,019                   14,137
 12/31/1997            13,379                   14,521
 03/31/1998            13,514                   14,688
 06/30/1998            13,642                   14,911
 09/30/1998            14,078                   15,369
 12/31/1998            14,201                   15,461
 03/31/1999            14,297                   15,598
 06/30/1999            14,000                   15,323
 09/30/1999            13,926                   15,262
 12/31/1999            13,713                   15,143
 03/31/2000            13,912                   15,586
 06/30/2000            13,983                   15,822
 09/30/2000            14,271                   16,204
 12/31/2000            14,692                   16,913
 03/31/2001            14,988                   17,288
 06/30/2001            15,124                   17,401
 09/30/2001            15,444                   17,889
 12/31/2001            15,234                   17,780
 03/31/2002            15,373                   17,947
 06/30/2002            15,859                   18,604
 09/30/2002            16,397                   19,487

Average Annual Total Returns of Class A Shares of the Fund at 9/30/02*
1-Year  2.45%       5-Year  3.98%       10-Year  5.07%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]
                 Oppenheimer Limited
                    Term Municipal         Lehman Brothers
                    Fund (Class B)       Municipal Bond Index
                    --------------       --------------------
 09/11/1995             10,000                   10,000
 09/30/1995             10,011                   10,063
 12/31/1995             10,276                   10,479
 03/31/1996             10,250                   10,353
 06/30/1996             10,295                   10,432
 09/30/1996             10,469                   10,671
 12/31/1996             10,708                   10,943
 03/31/1997             10,729                   10,917
 06/30/1997             11,004                   11,293
 09/30/1997             11,295                   11,633
 12/31/1997             11,585                   11,949
 03/31/1998             11,680                   12,086
 06/30/1998             11,769                   12,270
 09/30/1998             12,122                   12,647
 12/31/1998             12,196                   12,723
 03/31/1999             12,263                   12,836
 06/30/1999             11,978                   12,609
 09/30/1999             11,900                   12,559
 12/31/1999             11,687                   12,461
 03/31/2000             11,835                   12,825
 06/30/2000             11,881                   13,019
 09/30/2000             12,103                   13,334
 12/31/2000             12,436                   13,917
 03/31/2001             12,663                   14,226
 06/30/2001             12,745                   14,319
 09/30/2001             13,007                   14,721
 12/31/2001             12,830                   14,631
 03/31/2002             12,947                   14,769
 06/30/2002             13,357                   15,309
 09/30/2002             13,810                   16,036

Average Annual Total Returns of Class B Shares of the Fund at 9/30/02*
1-Year 1.38%        5-Year 3.75%       Since Inception 4.68%

*See Notes on page 10 for further details.

The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 9/30/92 for Class A, 8/31/95 for Class B and 11/30/93 for Class C.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.


8| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]
                 Oppenheimer Limited
                    Term Municipal         Lehman Brothers
                    Fund (Class C)       Municipal Bond Index
                    --------------       --------------------
 12/01/1993             10,000                   10,000
 12/31/1993             10,157                   10,211
 03/31/1994              9,651                    9,651
 06/30/1994              9,719                    9,757
 09/30/1994              9,748                    9,824
 12/31/1994              9,590                    9,683
 03/31/1995             10,072                   10,368
 06/30/1995             10,273                   10,617
 09/30/1995             10,541                   10,923
 12/31/1995             10,819                   11,374
 03/31/1996             10,794                   11,237
 06/30/1996             10,844                   11,323
 09/30/1996             11,029                   11,582
 12/31/1996             11,281                   11,877
 03/31/1997             11,304                   11,849
 06/30/1997             11,595                   12,257
 09/30/1997             11,894                   12,626
 12/31/1997             12,200                   12,969
 03/31/1998             12,300                   13,118
 06/30/1998             12,394                   13,318
 09/30/1998             12,767                   13,727
 12/31/1998             12,854                   13,809
 03/31/1999             12,916                   13,932
 06/30/1999             12,623                   13,686
 09/30/1999             12,533                   13,631
 12/31/1999             12,317                   13,525
 03/31/2000             12,472                   13,921
 06/30/2000             12,521                   14,131
 09/30/2000             12,747                   14,473
 12/31/2000             13,099                   15,106
 03/31/2001             13,338                   15,441
 06/30/2001             13,434                   15,541
 09/30/2001             13,694                   15,978
 12/31/2001             13,481                   15,880
 03/31/2002             13,579                   16,030
 06/30/2002             13,984                   16,616
 09/30/2002             14,422                   17,405

Average Annual Total Returns of Class C Shares of the Fund at 9/30/02*
1-Year   4.32%      5-Year  3.93%      Since Inception   4.23%



9| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.Com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL.OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 11/11/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%. The Fund's maximum sales charge for Class A shares was lower prior to 2/1/92, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 9/11/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  September 30, 2002



Principal                                                                                    Market Value
   Amount                                                     Coupon         Maturity          See Note 1
-----------------------------------------------------------------------------------------------------------
 Municipal Bonds and Notes--106.4%

 Alabama--5.3%
$7,700,000  Camden, AL IDB Solid Waste Disposal
            (Macmillan Bloedel Ltd.)                           7.750%      04/01/2019       $   7,857,850
-----------------------------------------------------------------------------------------------------------
    30,000  Jasper, AL Medical Clinic Board
            (Walker Regional Medical Center)                   6.400       07/01/2011              30,643
-----------------------------------------------------------------------------------------------------------
   695,000  Montgomery, AL
            (Montgomery Medical Clinic Board)                  7.375       03/01/2006             704,098
                                                                                            ---------------
                                                                                                8,592,591

-----------------------------------------------------------------------------------------------------------
 Alaska--0.0%
    15,000  Valdez, AK Marine Terminal (Sohio Pipeline)        7.125       12/01/2025              15,626
-----------------------------------------------------------------------------------------------------------
 Arizona--0.7%
 1,090,000  AZ Educational Loan Marketing Corp., Series B      7.000       03/01/2005           1,104,508
-----------------------------------------------------------------------------------------------------------
 Arkansas--0.0%
    25,000  Independence County, AR Pollution Control
            (Arkansas Power & Light)                           6.250       01/01/2021              25,674
-----------------------------------------------------------------------------------------------------------
 California--2.5%
 3,200,000  CA SCD Authority COP (Cedars-Sinai
            Medical Center) INFLOS(1,2)                        8.741       11/01/2015           3,411,744
-----------------------------------------------------------------------------------------------------------
   100,000  CA SCD Authority COP (Cedars-Sinai
            Medical Center) PARS & INFLOS(3)                   5.400       11/01/2015             103,309
-----------------------------------------------------------------------------------------------------------
   500,000  Sacramento, CA Cogeneration Authority
            (Proctor & Gamble)                                 6.375       07/01/2010             541,440
                                                                                            ---------------
                                                                                                4,056,493

-----------------------------------------------------------------------------------------------------------
 Colorado--2.7%
 1,090,000  CO Hsg. & Finance Authority, Series C(4)           6.875       11/01/2028           1,117,206
-----------------------------------------------------------------------------------------------------------
 1,000,000  Denver, CO City & County Airport RITES(1,2)        9.949       11/15/2014           1,308,790
-----------------------------------------------------------------------------------------------------------
 1,500,000  Denver, CO City & County Airport RITES(1,2)        9.949       11/15/2015           1,940,565
                                                                                            ---------------
                                                                                                4,366,561
-----------------------------------------------------------------------------------------------------------
 Connecticut--1.3%
 1,260,000  Mashantucket, CT Western Pequot Tribe,
            Series A(5)                                        6.500       09/01/2005           1,394,001
-----------------------------------------------------------------------------------------------------------
   600,000  Mashantucket, CT Western Pequot Tribe,
            Series B(5)                                        5.600       09/01/2009             653,466
                                                                                            ---------------
                                                                                                2,047,467
-----------------------------------------------------------------------------------------------------------
 Delaware--0.8%
 1,080,000  DE EDA (Student Hsg.-University Courtyard)         5.750       08/01/2014           1,218,974
-----------------------------------------------------------------------------------------------------------
 Florida--1.2%
   780,000  Brevard County, FL Hsg. Finance Authority
            (Single Family Mtg.)                               6.700       09/01/2027             816,286
-----------------------------------------------------------------------------------------------------------
    40,000  Dade County, FL Aviation, Series B                 6.600       10/01/2022              40,845
-----------------------------------------------------------------------------------------------------------
 1,000,000  FL HFA (Multifamily Hsg.), Series C                6.000       08/01/2011           1,082,190


11| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued



Principal                                                                                    Market Value
  Amount                                                      Coupon         Maturity          See Note 1
-----------------------------------------------------------------------------------------------------------
 Florida--Continued
 $  75,000  Miami, FL Community Redevel. (Southeast
            Overtown/Park West)                                8.500%      10/01/2015       $      75,937
                                                                                            ---------------
                                                                                                2,015,258
-----------------------------------------------------------------------------------------------------------
 Georgia--0.1%
    40,000  GA Hsg. & Finance Authority
            (Home Ownership Program)                           6.600       06/01/2025              41,528
-----------------------------------------------------------------------------------------------------------
    40,000  Savannah, GA EDA (Union Camp Corp.)                6.800       02/01/2012              40,756
                                                                                            ---------------
                                                                                                   82,284
-----------------------------------------------------------------------------------------------------------
 Idaho--0.0%
    15,000  ID Hsg. Agency                                     7.600       07/01/2005              15,059
-----------------------------------------------------------------------------------------------------------
 Illinois--7.1%
 6,500,000  IL DFA (Citgo Petroleum Corp.)                     8.000       06/01/2032           6,768,125
-----------------------------------------------------------------------------------------------------------
 1,000,000  IL EFA (DePaul University)                         5.625       10/01/2016           1,137,880
-----------------------------------------------------------------------------------------------------------
 2,000,000  IL Health Facilities Authority (Fransican Sisters) 6.000       09/01/2009           2,297,160
-----------------------------------------------------------------------------------------------------------
 1,005,000  IL Regional Transportation Authority               6.250       07/01/2014           1,246,853
                                                                                            ---------------
                                                                                               11,450,018

-----------------------------------------------------------------------------------------------------------
 Indiana--5.0%
 3,555,000  Carmel, IN Retirement Rental Hsg. (Beverly
            Enterprises)                                       8.750       12/01/2008           3,670,893
-----------------------------------------------------------------------------------------------------------
 1,135,000  IN Bond Bank (State Revolving Fund)                6.875       02/01/2012           1,274,832
-----------------------------------------------------------------------------------------------------------
 2,500,000  Indianapolis, IN Airport (Federal Express Corp.)   7.100       01/15/2017           2,682,250
-----------------------------------------------------------------------------------------------------------
   500,000  Rockport, IN Pollution Control (Indiana-
            Michigan Power Company)                            7.600       03/01/2016             512,600
                                                                                            ---------------
                                                                                                8,140,575

-----------------------------------------------------------------------------------------------------------
 Kentucky--2.0%
 2,980,000  Ashland, KY Sewer & Solid Waste
            (Ashland Inc.)                                     7.125       02/01/2022           3,161,303
-----------------------------------------------------------------------------------------------------------
 Louisiana--20.7%
 1,820,000  Hodge, LA Utility (Stone Container Corp.)          9.000       03/01/2010           1,861,678
-----------------------------------------------------------------------------------------------------------
17,435,000  LA Tobacco Settlement Financing Corp. (TASC)       5.875       05/15/2039          16,509,201
-----------------------------------------------------------------------------------------------------------
 7,600,000  Lake Charles, LA Harbor & Terminal Port
            Facilities (Trunkline Louisiana National
            Guard Co.)                                         7.750       08/15/2022           7,953,400
-----------------------------------------------------------------------------------------------------------
    25,000  St. Charles Parish, LA (Louisiana Power &
            Light Company)                                     7.050       04/01/2022              25,640
-----------------------------------------------------------------------------------------------------------
 7,035,000  St. Charles Parish, LA (Louisiana Power &
            Light Company)                                     7.500       06/01/2021           7,141,510
                                                                                            ---------------
                                                                                               33,491,429
-----------------------------------------------------------------------------------------------------------
 Maine--0.0%
    25,000  ME Finance Authority (Great Northern Paper)        7.750       10/01/2022              25,475
-----------------------------------------------------------------------------------------------------------
    20,000  ME Hsg. Authority, Series A-6                      6.350       11/15/2022              20,554
                                                                                            ---------------
                                                                                                   46,029


12 OPPENHEIMER LIMITED TERM MUNICIPAL FUND


Principal                                                                                    Market Value
   Amount                                                      Coupon        Maturity          See Note 1
-----------------------------------------------------------------------------------------------------------
 Maryland--0.1%
 $  75,000  Baltimore, MD City Hsg. Corp., Series A            7.250%      07/01/2023       $      75,224
-----------------------------------------------------------------------------------------------------------
    20,000  Baltimore, MD Port Facilities (E.I. DuPont
            De Nemours)                                        6.500       10/01/2011              20,683
-----------------------------------------------------------------------------------------------------------
    25,000  MD State Transportation Authority                  6.500       07/01/2004              25,357
                                                                                            ---------------
                                                                                                  121,264
-----------------------------------------------------------------------------------------------------------
 Massachusetts--1.1%
 1,750,000  MA HFA, Series A(4)                                6.600       07/01/2014           1,836,817
-----------------------------------------------------------------------------------------------------------
 Michigan--1.6%
    20,000  MI HDA, Series B                                   5.700       04/01/2012              20,580
-----------------------------------------------------------------------------------------------------------
 2,500,000  MI Hospital Finance Authority (Detroit Sinai
            Hospital)                                          6.000       01/01/2008           2,557,250
-----------------------------------------------------------------------------------------------------------
    20,000  Ottawa County, MI (Ottawa Water Treatment)         6.000       05/01/2010              20,271
                                                                                            ---------------
                                                                                                2,598,101
-----------------------------------------------------------------------------------------------------------
 Minnesota--4.6%
 2,610,000  Hubbard County, MN Solid Waste (Potlatch
            Corp.)(4)                                          7.375       08/01/2013           2,625,008
-----------------------------------------------------------------------------------------------------------
 4,500,000  St. Louis Park, MN Health Care Facilities
            Inverse Floaters(1,2,4)                            8.547       07/01/2013           4,747,860
                                                                                            ---------------
                                                                                                7,372,868
-----------------------------------------------------------------------------------------------------------
 Mississippi--0.0%
    15,000  Lamar County, MS Pollution Control                 6.125       03/01/2008              15,238
-----------------------------------------------------------------------------------------------------------
    20,000  MS Business Finance Corp. (E.I. DuPont De
            Nemours)                                           7.150       05/01/2016              20,464
-----------------------------------------------------------------------------------------------------------
    30,000  MS Home Corp. (Government National
            Mortgage Assn. Collateral Mtg.), Series B          6.500       12/01/2024              30,941
                                                                                            ---------------
                                                                                                   66,643
-----------------------------------------------------------------------------------------------------------
 Missouri--0.8%
    15,000  Jackson County, MO IDA (St. Joseph
            Health Center)                                     6.500       07/01/2012              15,311
-----------------------------------------------------------------------------------------------------------
 1,250,000  St. Louis, MO Airport Revenue                      6.000       01/01/2008           1,270,550
                                                                                            ---------------
                                                                                                1,285,861
-----------------------------------------------------------------------------------------------------------
 Nebraska--0.2%
   370,000  NE Higher Education Loan Program, Series A-6       5.900       06/01/2003             378,536
-----------------------------------------------------------------------------------------------------------
 Nevada--1.3%
 2,000,000  Clark County, NV Passenger Facility (Las
            Vegas/McCarran International Airport)(4)           6.500       07/01/2012           2,046,740
-----------------------------------------------------------------------------------------------------------
 New Hampshire--1.7%
 2,000,000  Manchester, NH Hsg. & Redevel. Authority,
            Series A                                           6.750       01/01/2014           2,305,580
-----------------------------------------------------------------------------------------------------------
    25,000  NH HE&H Facilities Authority (Elliot
            Hospital of Manchester)                            7.125       10/01/2013              25,052
-----------------------------------------------------------------------------------------------------------
   325,000  NH HFA (Single Family Mtg.), Series C              6.900       07/01/2019             337,158


13| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued



Principal                                                                                  Market Value
  Amount                                                      Coupon        Maturity       See Note 1
-----------------------------------------------------------------------------------------------------------
 New Hampshire--Continued
 $  15,000  NH HFA (Single Family Residential Mtg.),
            Series D                                           6.950%      01/01/2006       $      15,340
                                                                                            ---------------
                                                                                                2,683,130
-----------------------------------------------------------------------------------------------------------
 New Jersey--0.7%
 1,265,000  NJ HCF (Columbus Hospital), Series A               7.500       07/01/2021           1,108,773
-----------------------------------------------------------------------------------------------------------
 New Mexico--0.0%
    25,000  Farmington, NM Pollution Control
            (Public Service Company of New Mexico)             6.400       08/15/2023              25,470
-----------------------------------------------------------------------------------------------------------
    25,000  Las Vegas, NM Water Improvement                    7.250       06/01/2004              25,211
                                                                                            ---------------
                                                                                                   50,681
-----------------------------------------------------------------------------------------------------------
 New York--3.0%
 1,800,000  NYC, NY GO RIBS(1,2)                              10.460       08/01/2014           1,953,630
-----------------------------------------------------------------------------------------------------------
 2,500,000  NYS Thruway Authority                              6.000       04/01/2011           2,902,900
                                                                                            ---------------
                                                                                                4,856,530
-----------------------------------------------------------------------------------------------------------
 North Carolina--1.4%
    10,000  Chatham County, NC IFPCFA
            (Carolina Power & Light Company)                   6.300       06/15/2014              10,245
-----------------------------------------------------------------------------------------------------------
    75,000  NC Eastern Municipal Power Agency                  6.250       01/01/2012              77,016
-----------------------------------------------------------------------------------------------------------
    65,000  NC Eastern Municipal Power Agency                  6.250       01/01/2023              66,978
-----------------------------------------------------------------------------------------------------------
    85,000  NC Eastern Municipal Power Agency                  6.500       01/01/2017              86,909
-----------------------------------------------------------------------------------------------------------
    65,000  NC Eastern Municipal Power Agency, Series B        5.500       01/01/2017              65,532
-----------------------------------------------------------------------------------------------------------
   100,000  NC Municipal Power Agency
            (Catawba Electric)                                 5.750       01/01/2020             100,693
-----------------------------------------------------------------------------------------------------------
 1,745,000  NC Municipal Power Agency
            (Catawba Electric)                                 6.250       01/01/2017           1,794,872
                                                                                            ---------------
                                                                                                2,202,245
-----------------------------------------------------------------------------------------------------------
 Ohio--6.3%
 2,445,000  Marion County, OH Health Care Facility
            (United Church Homes)                              6.375       11/15/2010           2,529,890
-----------------------------------------------------------------------------------------------------------
 1,000,000  Montgomery County, OH HCF, Series B                6.000       02/01/2010             885,910
-----------------------------------------------------------------------------------------------------------
 3,000,000  OH Air Quality Devel. Authority
            (Cleveland Electric Illuminating Company)          6.000       12/01/2013           3,130,320
-----------------------------------------------------------------------------------------------------------
 1,500,000  OH Air Quality Devel. Authority
            (Cleveland Electric Illuminating Company)          6.100       08/01/2020           1,537,695
-----------------------------------------------------------------------------------------------------------
 2,000,000  OH Air Quality Devel. Authority
            (Ohio Edison Company)                              5.800       06/01/2004           2,063,460
-----------------------------------------------------------------------------------------------------------
    25,000  OH Water Devel. Authority
            (General Motors Corp.)                             5.900       06/15/2008              25,078
                                                                                            ---------------
                                                                                               10,172,353
-----------------------------------------------------------------------------------------------------------
 Oregon--0.1%
   220,000  OR Hsg. & Community Services Dept.
            (Single Family Mtg.), Series H                     6.000       07/01/2027             230,413


14| OPPENHEIMER LIMITED TERM MUNICIPAL FUND


 Principal                                                                                   Market Value
    Amount                                                    Coupon         Maturity          See Note 1
-----------------------------------------------------------------------------------------------------------
 Pennsylvania--5.1%
$1,250,000  Allegheny County, PA HDA
            (West Penn Allegheny Health System)                9.250%      11/15/2022       $   1,381,963
-----------------------------------------------------------------------------------------------------------
 2,000,000  Carbon County, PA IDA
            (Panther Creek Partners)                           6.650       05/01/2010           2,129,880
-----------------------------------------------------------------------------------------------------------
 2,000,000  Philadelphia, PA Airport Revenue                   5.375       06/15/2014           2,170,140
-----------------------------------------------------------------------------------------------------------
 2,515,000  Schuylkill County, PA IDA
            (Schuylkill Energy Resources)                      6.500       01/01/2010           2,597,190
                                                                                            ---------------
                                                                                                8,279,173
-----------------------------------------------------------------------------------------------------------
 South Carolina--4.3%
    20,000  Fairfield County, SC Pollution Control
            (South Carolina Electric & Gas Company)            6.500       09/01/2014              20,671
-----------------------------------------------------------------------------------------------------------
   515,000  Florence County, SC IDR
            (Stone Container Corp.)                            7.375       02/01/2007             518,167
-----------------------------------------------------------------------------------------------------------
    50,000  Richland County, SC Pollution Control
            (South Carolina Electric & Gas Company)            6.500       09/01/2014              51,676
-----------------------------------------------------------------------------------------------------------
 3,400,000  Richland County, SC Solid Waste
            (Union Camp Corp.)                                 6.750       05/01/2022           3,475,888
-----------------------------------------------------------------------------------------------------------
 1,800,000  SC Tobacco Settlement Management
            Authority, Series B                                6.375       05/15/2028           1,823,058
-----------------------------------------------------------------------------------------------------------
 1,000,000  SC Transportation Infrastructure Bank,
            Series A                                           5.500       10/01/2019           1,114,470
                                                                                            ---------------
                                                                                                7,003,930
-----------------------------------------------------------------------------------------------------------
 Tennessee--0.5%
   750,000  McMinn County, TN IDB Solid Waste
            (Calhoun Newsprint)                                7.400       12/01/2022             752,827
-----------------------------------------------------------------------------------------------------------
    50,000  Shelby County, TN HE&HF
            (Windsor Apartments), Series A(2)                  6.750       10/01/2017              50,000
-----------------------------------------------------------------------------------------------------------
    35,000  South Fulton, TN IDB (Tyson Foods)                 6.350       10/01/2015              36,776
-----------------------------------------------------------------------------------------------------------
    25,000  TN Hsg. Devel. Agency, Series A                    5.900       07/01/2018              25,723
                                                                                            ---------------
                                                                                                  865,326
-----------------------------------------------------------------------------------------------------------
 Texas--6.3%
    65,000  Baytown, TX Properties Management &
            Devel. Corp. (Baytown Terrace)                     6.100       08/15/2021              65,666
-----------------------------------------------------------------------------------------------------------
   500,000  Dallas, TX Hsg. Corp. (Section 8)                  7.850       08/01/2013             519,875
-----------------------------------------------------------------------------------------------------------
 3,000,000  Dallas-Fort Worth, TX International
            Airport (American Airlines)                        5.950       05/01/2029           2,682,060
-----------------------------------------------------------------------------------------------------------
 3,000,000  Harris County, TX IDC (Kinder Morgan
            Energy Partners LP)                                6.950       02/01/2022           3,077,460
-----------------------------------------------------------------------------------------------------------
 1,000,000  Lower Neches Valley, TX IDC (Mobil Oil
            Refining Corp.)(4)                                 6.400       03/01/2030           1,061,840
-----------------------------------------------------------------------------------------------------------
   115,000  Montgomery County, TX Hsg. Finance
            Corp. (Holly Creek)                                5.900       07/01/2025             117,186
-----------------------------------------------------------------------------------------------------------
 1,750,000  North Forest, TX Independent School
            District GO                                        6.000       08/15/2025           1,860,337


15| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued



 Principal                                                                                   Market Value
    Amount                                                    Coupon         Maturity          See Note 1
-----------------------------------------------------------------------------------------------------------
 Texas--Continued
 $ 100,000  Pampa, TX Water & Sewer                            6.100%      09/01/2010       $     100,219
-----------------------------------------------------------------------------------------------------------
   750,000  Port of Bay City, TX (Hoechst Celanese Corp.)      6.500       05/01/2026             758,783
                                                                                            ---------------
                                                                                               10,243,426
-----------------------------------------------------------------------------------------------------------
 U.S. Possessions--1.6%
 1,925,000  Puerto Rico Municipal Finance
            Agency RITES(1,2)                                  9.685       08/01/2013           2,555,611
-----------------------------------------------------------------------------------------------------------
 Virginia--0.1%
    35,000  Portsmouth, VA Redevel. & Hsg. Authority
            (Holiday Inn)                                      7.375       05/15/2010              33,822
-----------------------------------------------------------------------------------------------------------
   100,000  Russell County, VA IDA Pollution Control
            (Appalachian Power Company)                        7.700       11/01/2007             100,548
                                                                                            ---------------
                                                                                                  134,370
-----------------------------------------------------------------------------------------------------------
 Washington--0.9%
 1,280,000  Port Seattle, WA Special Facility, Series B        5.750       09/01/2014           1,443,059
-----------------------------------------------------------------------------------------------------------
 West Virginia--1.0%
 1,600,000  Putnam County, WV Pollution Control
            (Appalachian Power Company)                        6.600       07/01/2019           1,648,480
-----------------------------------------------------------------------------------------------------------
 Wisconsin--14.3%
23,070,000  Badger, WI Tobacco Asset Securitization Corp.      6.125       06/01/2027          23,100,914
-----------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $166,792,307)                                106.4%        172,115,093
-----------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                                           (6.4)        (10,368,693)
                                                                          ---------------------------------
 Net Assets                                                                     100.0%      $ 161,746,400
                                                                          =================================


Footnotes to Statement of Investments

COP      Certificates of Participation
DFA      Development Finance Authority
EDA      Economic Development Authority
EFA      Educational Facilities Authority
GO       General Obligation
HCF      Health Care Facilities
HDA      Hospital Development Authority
HE&H     Higher Educational and Health
HE&HF    Higher Educational and Housing Facilities
HFA      Housing Finance Agency
IDA      Industrial Development Agency
IDB      Industrial Development Board
IDC      Industrial Development Corporation
IDR      Industrial Development Revenue
IFPCFA   Industrial Facilities and Pollution Control Financing Authority
INFLOS   Inverse Floating Rate Securities
NYC      New York City
NYS      New York State
PARS     Periodic Auction Reset Securities
RIBS     Residual Interest Bonds
RITES    Residual Interest Tax Exempt Security
SCD      Statewide Communities Development
TASC     Tobacco Settlement Asset-Backed Bonds

To simplify the listings of securities, abbreviations are used per the table below:

1. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of Notes to Financial Statements.
2. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
3. Represents the current interest rate for a variable or increasing rate security.
4. When-issued security to be delivered and settled after September 30, 2002.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,047,467 or 1.27% of the Fund's net assets as of September 30, 2002.

See accompanying Notes to Financial Statements.


16| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2002



-----------------------------------------------------------------------------------------------
 Assets
 Investments, at value (cost $166,792,307)--see accompanying statement         $ 172,115,093
-----------------------------------------------------------------------------------------------
 Cash                                                                                460,346
-----------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                  5,666,125
 Interest                                                                          3,138,831
 Shares of beneficial interest sold                                                1,235,429
 Other                                                                                41,989
                                                                               ----------------
 Total assets                                                                    182,657,813

-----------------------------------------------------------------------------------------------
 Liabilities
 Payables and other liabilities:
 Investments purchased (including $13,575,072 purchased on a when-issued basis)   16,658,138
 Notes payable to bank (interest rate 2.625% at September 30, 2002)                3,600,000
 Dividends                                                                           407,130
 Distribution and service plan fees                                                   93,165
 Shares of beneficial interest redeemed                                               55,465
 Shareholder reports                                                                  49,807
 Transfer and shareholder servicing agent fees                                        15,783
 Trustees' compensation                                                                  577
 Other                                                                                31,348
                                                                               ----------------
 Total liabilities                                                                20,911,413

-----------------------------------------------------------------------------------------------
 Net Assets                                                                    $ 161,746,400
                                                                               ================

-----------------------------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of beneficial interest                                    $      10,891
-----------------------------------------------------------------------------------------------
 Additional paid-in capital                                                      162,219,701
-----------------------------------------------------------------------------------------------
 Undistributed net investment income                                                 162,611
-----------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                         (5,969,589)
-----------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                        5,322,786
                                                                               ----------------
 Net Assets                                                                    $ 161,746,400
                                                                               ================



17| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued



----------------------------------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $112,311,690 and 7,559,129 shares of beneficial interest outstanding)                $14.86
 Maximum offering price per share (net asset value plus sales charge of
 3.50% of offering price)                                                             $15.40
----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,085,565
 and 1,622,065 shares of beneficial interest outstanding)                             $14.85
----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,349,145
 and 1,710,147 shares of beneficial interest outstanding)                             $14.82



 See accompanying Notes to Financial Statements.


18| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2002

-------------------------------------------------------------------------------
 Investment Income
 Interest                                                          $ 8,403,968

-------------------------------------------------------------------------------
 Expenses
 Management fees                                                       689,836
-------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                               241,770
 Class B                                                               209,544
 Class C                                                               210,423
-------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                88,347
 Class B                                                                17,941
 Class C                                                                17,921
-------------------------------------------------------------------------------
 Shareholder reports                                                    39,533
-------------------------------------------------------------------------------
 Interest expense                                                       32,702
-------------------------------------------------------------------------------
 Custodian fees and expenses                                            12,564
-------------------------------------------------------------------------------
 Accounting service fees                                                12,000
-------------------------------------------------------------------------------
 Trustees' compensation                                                  9,032
-------------------------------------------------------------------------------
 Other                                                                  37,363
                                                                   ------------
 Total expenses                                                      1,618,976
 Less reduction to custodian expenses                                   (5,118)
 Less voluntary reimbursement of expenses                              (38,136)
                                                                   ------------
 Net expenses                                                        1,575,722

-------------------------------------------------------------------------------
 Net Investment Income                                               6,828,246

-------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                           906,134
 Closing of futures contracts                                         (346,008)
                                                                   ------------
 Net realized gain                                                     560,126
-------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                1,084,727
                                                                   ------------
 Net realized and unrealized gain                                    1,644,853

-------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations              $ 8,473,099
                                                                   ============




 See accompanying Notes to Financial Statements.

19| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended September 30,                                                2002          2001
--------------------------------------------------------------------------------------------
 Operations
 Net investment income                                           $  6,828,246  $  6,434,047
--------------------------------------------------------------------------------------------
 Net realized gain (loss)                                             560,126      (395,521)
--------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                              1,084,727     4,240,189
                                                                 ---------------------------
 Net increase in net assets resulting from operations               8,473,099    10,278,715

--------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders
 Dividends from net investment income:
 Class A                                                           (4,991,375)   (4,855,308)
 Class B                                                             (886,543)     (773,935)
 Class C                                                             (891,815)     (742,695)

--------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                           10,410,653    (1,180,556)
 Class B                                                            4,327,595     1,024,890
 Class C                                                            5,446,946     1,820,600
--------------------------------------------------------------------------------------------
 Net Assets
 Total increase                                                    21,888,560     5,571,711
--------------------------------------------------------------------------------------------
 Beginning of period                                              139,857,840   134,286,129
                                                                 ---------------------------
 End of period [including undistributed net investment
 income of $162,611 and $104,098, respectively]                  $161,746,400  $139,857,840
                                                                 ===========================



 See accompanying Notes to Financial Statements.


20 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS



Class  A        Year Ended September 30,                    2002            2001           2000          1999          1998
-------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $ 14.71         $ 14.28        $ 14.76       $ 15.65       $ 15.16
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .73             .73            .72           .72           .69
 Net realized and unrealized gain (loss)                     .14             .42           (.39)         (.88)          .51
                                                         ----------------------------------------------------------------------
 Total from investment operations                            .87            1.15            .33          (.16)         1.20
-------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.72)           (.72)          (.72)         (.71)         (.71)
 Distributions from net realized gain                         --              --           (.09)         (.02)           --
                                                         ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.72)           (.72)          (.81)         (.73)         (.71)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 14.86         $ 14.71        $ 14.28       $ 14.76       $ 15.65
                                                         ======================================================================

-------------------------------------------------------------------------------------------------------------------------------
 Total Return, At Net Asset Value(1)                        6.17%           8.22%          2.48%        (1.08)%        8.14%

-------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)               $112,312        $100,734       $ 99,032      $124,273      $106,909
-------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $100,220        $ 97,558       $106,818      $118,906      $ 97,001
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                      5.02%           5.02%          5.13%         4.72%         4.58%
 Expenses                                                   0.92%           0.94%          0.94%         0.90%         0.94%(3)
 Expenses, net of reduction to custodian
 expenses and/or voluntary reimbursement
 of expenses                                                0.89%           0.94%          0.94%         0.90%         0.94%
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     100%             32%            74%           10%           53%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.



See accompanying Notes to Financial Statements.


21| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------



 Class  B        Year Ended September 30,                   2002            2001           2000          1999          1998
-------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                    $ 14.70         $ 14.28        $ 14.76       $ 15.65       $ 15.16
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .62             .62            .62           .62           .59
 Net realized and unrealized gain (loss)                     .15             .41           (.39)         (.89)          .50
                                                         ----------------------------------------------------------------------
 Total from investment operations                            .77            1.03            .23          (.27)         1.09
-------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.62)           (.61)          (.62)         (.60)         (.60)
 Distributions from net realized gain                         --              --           (.09)         (.02)           --
                                                         ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.62)           (.61)          (.71)         (.62)         (.60)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 14.85         $ 14.70        $ 14.28       $ 14.76       $ 15.65
                                                         ======================================================================

-------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(1)                        5.38%           7.34%          1.71%        (1.83)%        7.32%

 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                $24,086         $19,519        $17,972       $18,856       $13,537
-------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $20,967         $18,479        $18,498       $17,203       $10,830
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                      4.27%           4.25%          4.36%         3.96%         3.92%
 Expenses                                                   1.68%           1.70%          1.70%         1.66%         1.69%(3)
 Expenses, net of reduction to custodian
 expenses and/or voluntary reimbursement
 of expenses                                                1.65%           1.70%          1.70%         1.66%         1.69%
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     100%             32%            74%           10%           53%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.


See accompanying Notes to Financial Statements.


22| OPPENHEIMER LIMITED TERM MUNICIPAL FUND



 Class  C       Year Ended September 30,                    2002            2001           2000          1999          1998
-------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                    $ 14.68         $ 14.25        $ 14.73       $ 15.62       $ 15.13
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .62             .62            .62           .61           .58
 Net realized and unrealized gain (loss)                     .14             .42           (.39)         (.88)          .51
                                                         ----------------------------------------------------------------------
 Total from investment operations                            .76            1.04            .23          (.27)         1.09
-------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.62)           (.61)          (.62)         (.60)         (.60)
 Distributions from net realized gain                         --              --           (.09)         (.02)           --
                                                         ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.62)           (.61)          (.71)         (.62)         (.60)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 14.82         $ 14.68        $ 14.25       $ 14.73       $ 15.62
                                                         ======================================================================

 Total Return, at Net Asset Value(1)                        5.32%           7.43%          1.71%        (1.84)%        7.34%

-------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                $25,349         $19,604        $17,282       $21,876       $17,673
-------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $21,058         $17,692        $18,906       $21,036       $16,367
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                      4.27%           4.25%          4.37%         3.96%         3.85%
 Expenses                                                   1.68%           1.70%          1.70%         1.66%         1.69%(3)
 Expenses, net of reduction to custodian
 expenses and/or voluntary reimbursement
 of expenses                                                1.65%           1.70%          1.70%         1.66%         1.69%
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     100%             32%            74%           10%           53%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


23| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Limited Term Municipal Fund (the Fund) which operated under the name of Oppenheimer Intermediate Municipal Fund through September 29, 2002 is a separate series of Oppenheimer Municipal Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Securities Purchased on a When-Issued (or Forward Commitment) Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. As of September 30, 2002, the Fund had entered into when-issued purchase commitments (or forward commitments) of $13,575,072.


24| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

--------------------------------------------------------------------------------
 Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $15,918,200 as of September 30, 2002. Including the effect of leverage, inverse floaters represent 8.72% of the Fund's total assets as of September 30, 2002.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

 As of September 30, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

         Expiring
         -------------------------
         2009           $5,969,589

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.



25 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 The tax character of distributions paid during the years ended September 30, 2002 and September 30, 2001 was as follows:

                                           Year Ended          Year Ended
                                   September 30, 2002  September 30, 2001
                 --------------------------------------------------------
                 Distributions paid from:
                 Ordinary income           $6,769,733          $6,371,938
                 Long-term capital gain            --                  --
                 Return of capital                 --                  --
                                           ------------------------------
                 Total                     $6,769,733          $6,731,938
                                           ==============================

 As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income   $   162,611
                 Accumulated net realized loss          (5,969,589)
                 Net unrealized appreciation             5,322,786
                                                       -----------
                 Total                                 $  (484,192)
                                                       ===========

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


26| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                            Year Ended September 30, 2002      Year Ended September 30, 2001
                                     Shares        Amount            Shares           Amount
----------------------------------------------------------------------------------------------
 Class A
 Sold                             1,990,241   $29,050,953         1,491,339     $ 21,763,611
 Dividends and/or
 distributions reinvested           249,395     3,627,486           245,277        3,571,928
 Redeemed                        (1,529,766)  (22,267,786)       (1,822,371)     (26,516,095)
                                --------------------------------------------------------------
 Net increase (decrease)            709,870   $10,410,653           (85,755)    $ (1,180,556)
                                ==============================================================

----------------------------------------------------------------------------------------------
 Class B
 Sold                               672,597   $ 9,807,594           344,374     $  5,029,852
 Dividends and/or
 distributions reinvested            34,560       502,236            32,863          478,430
 Redeemed                          (413,016)   (5,982,235)         (308,042)      (4,483,392)
                                --------------------------------------------------------------
 Net increase                       294,141   $ 4,327,595            69,195     $  1,024,890
                                ==============================================================

----------------------------------------------------------------------------------------------
 Class C
 Sold                               669,612   $ 9,749,542           376,581     $  5,480,486
 Dividends and/or
 distributions reinvested            39,981       580,154            34,545          502,143
 Redeemed                          (335,338)   (4,882,750)         (287,855)      (4,162,029)
                                --------------------------------------------------------------
 Net increase                       374,255   $ 5,446,946           123,271     $  1,820,600
                                ==============================================================


--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2002, were $176,763,395 and $143,921,009, respectively.

 As of September 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $166,792,307 was composed of:

                     Gross unrealized appreciation     $5,797,067
                     Gross unrealized depreciation       (474,281)
                                                       ----------
                     Net unrealized appreciation       $5,322,786
                                                       ==========

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.


27| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average annual net assets, 0.45% of the next $150 million, 0.425% of the next $250 million, and 0.40% of average annual net assets in excess of $500 million. Effective January 1, 2002, the Manager has voluntarily agreed to waive advisory fees at an annual rate equal to 0.10% or 0.05%, as the case may be, of the Fund's average daily net assets if the Fund's trailing one year performance percentile at the end of the preceding quarter is in either the fourth or the fifth quintile of the Fund's Lipper peer group, respectively. The foregoing waiver is voluntary and may be terminated by the Manager at any time.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12B-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                         Aggregate        Class A   Concessions     Concessions     Concessions
                         Front-End      Front-End    on Class A      on Class B      on Class C
                     Sales Charges  Sales Charges        Shares          Shares          Shares
                        on Class A    Retained by   Advanced by     Advanced by     Advanced by
 Year Ended                 Shares    Distributor   Distributor(1)  Distributor(1)  Distributor(1)
------------------------------------------------------------------------------------------------
 September 30, 2002       $187,431        $56,500       $12,335       $131,411       $80,274

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                             Class A        Class B        Class C
                                          Contingent      Contingent     Contingent
                                            Deferred        Deferred       Deferred
                                       Sales Charges   Sales Charges  Sales Charges
                                         Retained by     Retained by    Retained by
 Year Ended                              Distributor     Distributor    Distributor
------------------------------------------------------------------------------------
 September 30, 2002                           $2,764        $46,301         $5,423


28| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended September 30, 2002, payments under the Class A Plan totaled $241,770, all of which were paid by the Distributor to recipients, and included $19,026 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended September 30, 2002, were as follows:



                                                                             Distributor's
                                                           Distributor's         Aggregate
                                                               Aggregate      Unreimbursed
                                                            Unreimbursed     Expenses as %
                         Total Payments  Amount Retained        Expenses     of Net Assets
                             Under Plan   by Distributor      Under Plan          of Class
--------------------------------------------------------------------------------------------
 Class B Plan                  $209,544         $164,139        $165,386              0.69%
 Class C Plan                   210,423           51,445         592,281              2.34


--------------------------------------------------------------------------------
 5. Futures Contracts
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.



29| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 5. Futures Contracts Continued
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.
--------------------------------------------------------------------------------
 6. Illiquid Securities
 As of September 30, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of September 30, 2002 was $15,968,200, which represents 9.87% of the Fund's net assets.
--------------------------------------------------------------------------------
 7. Bank Borrowings
 The Fund may borrow up to 33 1/3% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Effective August 8, 2002, the Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $250 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
    The Fund had borrowings outstanding of $3,600,000 at September 30, 2002 at an interest rate of 2.625%. For the year ended September 30, 2002, the average monthly loan balance was $1,329,077 at an average interest rate of 2.426%. The Fund had gross borrowings and gross loan repayments of $48,100,000 and $44,500,000, respectively, during the year ended September 30, 2002. The maximum amount of borrowings outstanding at any month-end was $10,900,000. The Fund paid zero commitment fees during the year ended September 30, 2002.



30| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 To the Board of Trustees and Shareholders of Oppenheimer Limited Term Municipal Fund:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited Term Municipal Fund, (formerly Oppenheimer Intermediate Municipal Fund), a series of Oppenheimer Municipal Fund, including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited Term Municipal Fund (formerly Oppenheimer Intermediate Municipal Fund), a series of Oppenheimer Municipal Fund, as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



 Deloitte & Touche LLP

 Denver, Colorado
 October 25, 2002

31| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

--------------------------------------------------------------------------------
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    None of the dividends paid by the Fund during the year ended September 30, 2002 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



32| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

SHAREHOLDER MEETING  Unaudited

--------------------------------------------------------------------------------
 On September 18, 2001, a shareholder meeting was held at which all of the nominated Trustees were elected and all proposals were approved by shareholders as described in the Trust's proxy statement for that meeting. The following is a report of the votes cast:
--------------------------------------------------------------------------------
 Proposal No. 1

 1. The eleven persons named below to serve as Trustee of the Fund until their successors are elected and shall qualify:

 Nominee                               For        Withheld               Total
------------------------------------------------------------------------------
 James C. Swain              4,961,787.664     135,798.965       5,097,586.629
 Bridget A. Macaskill        4,963,949.951     133,636.678       5,097,586.629
 William L. Armstrong        4,961,825.449     135,761.180       5,097,586.629
 Robert G. Avis              4,933,040.422     164,546.207       5,097,586.629
 George C. Bowen             4,963,949.951     133,636.678       5,097,586.629
 Edward L. Cameron           4,963,949.951     133,636.678       5,097,586.629
 Jon S. Fossel               4,963,494.645     134,091.984       5,097,586.629
 Sam Freedman                4,956,593.939     140,992.690       5,097,586.629
 C. Howard Kast              4,912,558.761     185,027.868       5,097,586.629
 Robert M. Kirchner          4,941,328.971     156,257.658       5,097,586.629
 F. William Marshall         4,962,728.565     134,858.064       5,097,586.629

                                                                           Broker
           For                 Against              Abstain               Non-votes                 Total
-----------------------------------------------------------------------------------------------------------------
 Proposal No. 2
 2(a).   Eliminate the Fund's fundamental investment policy on investing in oil, gas or other mineral exploration or development programs:
       3,906,070.076         617,470.134          300,081.418            273,965.00             5,097,586.628

 2(b).   Eliminate the Fund's fundamental investment policy on purchasing securities on margin:
       3,755,360.860         763,787.490          304,473.280            273,965.00             5,097,586.630

 2(c).   Eliminate the Fund's fundamental investment policy on making short sales:
       3,552,042.562         935,328.830          336,250.238            273,965.00             5,097,586.630

 2(d).   Eliminate the Fund's fundamental investment policy on purchasing securities of issuers in which officers or trustees have an interest:
       3,655,096.998         848,345.031          320,179.601            273,965.00             5,097,586.630

 2(e).   Eliminate the Fund's fundamental investment policy on investing in a company for the purpose of exercising control:
       3,660,722.893         864,272.727          298,626.008            273,965.00             5,097,586.628

 2(f).   Amend the Fund's fundamental investment policy regarding industry concentration:
       3,808,682.878         632,166.224          382,772.526            273,965.00             5,097,586.628

 2(g).   Eliminate the Fund's fundamental investment policy on investing in other investment companies:
       3,901,286.806         593,980.409          328,354.414            273,965.00             5,097,586.629

 2(h).   Amend the Fund's fundamental investment policy on borrowing:
       3,756,392.999         711,131.030          356,097.600            273,965.00             5,097,586.629

 2(i).   Eliminate the Fund's fundamental investment policy on pledging, mortgaging or hypothecating assets:
       3,451,662.277       1,001,288.792          370,670.559            273,965.00             5,097,586.628

 2(j).   Amend the Fund's fundamental investment policy on lending:
       4,071,367.273         441,058.493          311,195.863            273,965.00             5,097,586.629

 2(k).   Amend the Fund's fundamental investment policy regarding diversification:
       4,163,760.779         368,160.946          291,699.905            273,965.00             5,097,586.630

----------------------------------------------------------------------------------------------------------------
 Proposal No. 3
 3. Approval of authorization for the Fund's Trustees to adopt an Amended and Restated Declaration of Trust:
       3,907,856.898         576,994.225          338,770.506            273,965.00             5,097,586.629



33| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------
Name, Address, Age,                     Principal Occupation(s) During Past 5 Years / Other Trusteeships/Directorships Held
Position(s) Held with Fund              by Trustee / Number of Portfolios in Fund Complex Currently Overseen by Trustee
and Length of Service

INDEPENDENT                             The address of each Trustee in the chart below is 6803 S. Tucson Way,
TRUSTEES                                Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.


James C. Swain, Chairman                Formerly Chief Executive Officer (until August 27, 2002) of the Funds, Vice
and Trustee (since 1986)                Chairman (until January 2, 2002) of OppenheimerFunds, Inc. (the Manager) and
Age: 68                                 President and a director (until 1997) of Centennial Asset Management Corporation
                                        (a wholly-owned investment advisory subsidiary of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.


William L. Armstrong,                   Chairman of the following private mortgage banking companies: Cherry Creek
Trustee (since 1999)                    Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994),
Age: 65                                 The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc.
                                        (since 1997); Chairman of the following private companies: Great Frontier
                                        Insurance (insurance agency) (since 1995) and Ambassador Media Corporation
                                        (since 1984); a director of the following public companies: Storage Technology
                                        Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc.
                                        (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991). Formerly Director of International Family Entertainment
                                        (television channel) (1992 - 1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991 - 1995), Frontier Real Estate,
                                        Inc. (residential real estate brokerage) (1994 - 1999), and Frontier Title
                                        (title insurance agency) (1995-June 1999); a U.S. Senator (January 1979-January
                                        1991). Oversees 41 portfolios in the OppenheimerFunds complex.


Robert G. Avis, Trustee                 Formerly Mr. Avis held the following positions: Director and President of A.G.
(since 1995)                            Edwards Capital, Inc. (General Partner of private equity funds) (until February
Age: 71                                 2001); Chairman, President and Chief Executive Officer of A.G. Edwards Capital,
                                        Inc. (until March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and
                                        Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary)
                                        (until March 1999); Chairman of A.G. Edwards Trust Company and A.G.E. Asset
                                        Management (investment advisor) (until March 1999); and a Director (until March
                                        2000) of A.G. Edwards & Sons and A.G. Edwards Trust Company. Oversees 41
                                        portfolios in the OppenheimerFunds complex.



George C. Bowen, Trustee                Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice
(since 1995)                            President (from September 1987) and Treasurer (from March 1985) of the Manager;
Age: 66                                 Vice President (from June 1983) and Treasurer (since March 1985) of
                                        OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Senior Vice
                                        President (since February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December 1991) of Centennial Asset Management Corporation;
                                        Vice President (since October 1989) and Treasurer (since April 1986) of
                                        HarbourView Asset Management Corporation (an investment advisory subsidiary of the Manager); President, Treasurer and a director (June 1989- January 1990) of
                                        Centennial Capital Corporation (an investment advisory subsidiary of the
                                        Manager); Vice President and Treasurer (since August 1978) and Secretary (since
                                        April 1981) of Shareholder Services, Inc. (a transfer agent subsidiary of the
                                        Manager); Vice President, Treasurer and Secretary (since November 1989) of
                                        Shareholder Financial Services, Inc. (a transfer agent subsidiary of the
                                        Manager); Assistant Treasurer (since March 1998) of Oppenheimer Acquisition
                                        Corp. (the Manager's parent corporation); Treasurer (since November 1989) of
                                        Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the





34 OPPENHEIMER LIMITED TERM MUNICIPAL FUND


George C. Bowen,                        Manager); Vice President and Treasurer (since July 1996) of Oppenheimer Real
Continued                               Asset Management, Inc. (an investment advisory subsidiary of the Manager); Chief
                                        Executive Officer and director (since March 1996) of MultiSource Services, Inc.
                                        (a broker-dealer subsidiary of the Manager); Treasurer (since October 1997) of
                                        OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc
                                        (offshore fund management subsidiaries of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.


Edward L. Cameron,                      A member of The Life Guard of Mount Vernon, George Washington's home (since June
Trustee (since 1995)                    2000). Formerly (March 2001-May 2002) Director of Genetic ID, Inc. and its
Age: 64                                 subsidiaries (a privately held biotech company); a partner with
                                        PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman
                                        (from 1994-1998), Price Waterhouse LLP Global Investment Management Industry
                                        Services Group. Oversees 41 portfolios in the OppenheimerFunds complex.


Jon S. Fossel,                          Chairman and Director (since 1998) of Rocky Mountain Elk Foundation
Trustee (since 1995)                    (a not-for-profit foundation); and a director (since October 1999) of P.R.
Age: 60                                 Pharmaceuticals (a privately held company) and UNUMProvident (an insurance company) (since June 1, 2002). Oversees 41 portfolios in the OppenheimerFunds complex.


Sam Freedman,                           A trustee or director of other Oppenheimer funds. Formerly (until October 1994)
Trustee (since 1996)                    Mr. Freedman held several positions in subsidiary or affiliated companies of the
Age: 61                                 Manager. Oversees 41 portfolios in the OppenheimerFunds complex.


Beverly L. Hamilton,                    Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
Trustee (since 2002)                    Investment Fund (open-end investment companies); Director of MML Services (since
Age: 55                                 April 1987) and America Funds Emerging Markets Growth Fund (since October 1991)
                                        (both are investment companies), The California Endowment (a philanthropy organization) (since April 2002), and Community Hospital of Monterey Peninsula,
                                        (since February 2002); a trustee (since February 2000) of Monterey International
                                        Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit.
                                        Mrs. Hamilton also is a member of the investment committees of the Rockefeller
                                        Foundation, the University of Michigan and Hartford Hospital. Formerly, Mrs.
                                        Hamilton held the following position: President (February 1991-April 2000) ARCO
                                        Investment Management Company. Oversees 40 portfolios in the OppenheimerFunds complex.


Robert J. Malone,                       Director (since 2001) of Jones Knowledge, Inc. (a privately held company), U.S.
Trustee (since 2002)                    Exploration, Inc., (since 1997), Colorado UpLIFT (a non-profit organization)
Age: 58                                 (since 1986) and a trustee of the Gallagher Family Foundation (since 2000).
                                        Formerly, Mr. Malone held the following positions: Chairman of U.S. Bank (a subsidiary of U.S. Bancorp and formerly Colorado National Bank,) (July
                                        1996-April 1, 1999) and a director of Commercial Assets, Inc. (1993 - 2000).
                                        Oversees 40 portfolios in the OppenheimerFunds complex.


F. William Marshall, Jr.,               Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
Trustee (since 2000)                    Investment Fund (open-end investment companies); Trustee and Chairman (since May
Age: 60                                 1987) of the investment committee for the Worcester Polytech Institute;
                                        President and Treasurer (since January 1999) of the SIS Fund (a private not for profit charitable organization); Trustee (since 1995) of the Springfield Library and Museum Association; Trustee (since 1996) of the Community Music School of
                                        Springfield; Member of the investment committee of the Community Foundation of
                                        Western Massachusetts (since 1998). Formerly, Chairman (January



35| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS  Continued

F. William Marshall, Jr.,    1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS Bank); President,
Continued                    Chief Executive Officer and Director (May 1993-December 1998) of SIS Bankcorp,
                             Inc. and SIS Bank (formerly Springfield Institution for Savings) and Executive
                             Vice President (January 1999-July 1999) of Peoples Heritage Financial Group,
                             Inc. Oversees 41 portfolios in the OppenheimerFunds complex.


---------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE           The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York, NY
AND OFFICER                  10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.


John V. Murphy,              Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee        (since September 2000) of the Manager; President and a director or trustee of
(since October 2001)         other Oppenheimer funds; President and a director (since July 2001) of
Age: 53                      Oppenheimer Acquisition Corp. and of Oppenheimer Partnership Holdings, Inc.; a
                             director (since November 2001) of OppenheimerFunds Distributor, Inc.; Chairman
                             and a director (since July 2001) of Shareholder Services, Inc. and of
                             Shareholder Financial Services, Inc.; President and a director (since July 2001)
                             of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of
                             OppenheimerFunds, Inc.: OFI Institutional Asset Management, Inc. and Centennial
                             Asset Management Corporation (since November 2001), HarbourView Asset Management
                             Corporation and OFI Private Investments, Inc. (since July 2001); President
                             (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                             Asset Management, Inc.; a director (since November 2001) of Trinity Investment
                             Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive Vice President (since February 1997) of Massachusetts
                             Mutual Life Insurance Company (the Manager's parent company); a director (since
                             June 1995) of DBL Acquisition Corporation; formerly, Chief Operating Officer
                             (September 2000-June 2001) of the Manager; President and trustee (November
                             1999-November 2001) of MML Series Investment Fund and MassMutual Institutional
                             Funds (open-end investment companies); a director (September 1999-August 2000)
                             of C.M. Life Insurance Company; President, Chief Executive Officer and director
                             (September 1999-August 2000) of MML Bay State Life Insurance Company; a director
                             (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                             wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 69 portfolios in the
                             OppenheimerFunds complex.





36| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

---------------------------------------------------------------------------------------------------------------------
OFFICERS                             The address of the Officers in the chart below is as follows: Messrs. Molleur and Zack and Ms. Feld is 498 Seventh Avenue, New York, NY 10018, Messrs.
                                     Masterson, Vottiero and Wixted and Mses. Bechtolt and Ives is 6803 S. Tucson
                                     Way, Centennial, CO 80112-3924, and Mr. Fielding is 350 Linden Oaks, Rochester,
                                     NY 14625. Each Officer serves for an annual term or until his or her resignation, death or removal.





Ronald H. Fielding, Vice             Senior Vice President (since January 1996) of the Manager; Chairman of the
President (since 2002)               Rochester Division of the Manager (since January 1996); prior to joining the
Age: 53                              Manager in January 1996, he was President and a director of Rochester Capital
                                     Advisors, Inc. (1993 - 1995), the Fund's prior investment advisor, and of
                                     Rochester Fund Services, Inc. (1986 - 1995), the Fund's prior distributor;
                                     President and a trustee of Limited Term New York Municipal Fund (1991 - 1995),
                                     Oppenheimer Convertible Securities Fund (1986 - 1995) and Rochester Fund
                                     Municipals (1986 - 1995); President and a director of Rochester Tax Managed
                                     Fund, Inc. (1982 - 1995) and of Fielding Management Company, Inc. (1982 - 1995),
                                     an investment advisor. An officer of 9 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,                     Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer, Principal Financial       (since March 1999) of HarbourView Asset Management Corporation, Shareholder
and Accounting Officer               Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
(since April 1999)                   Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
Age: 43                              Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                     Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset
                                     Management, Inc. (since November 2000); Treasurer and Chief Financial Officer
                                     (since May 2000) of Oppenheimer Trust Company (a trust company subsidiary of the
                                     Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition
                                     Corp. and OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief Operating Officer (March 1995-March 1999), Bankers Trust
                                     Company-Mutual Fund Services Division. An officer of 85 portfolios in the
                                     OppenheimerFunds complex.


Connie Bechtolt,                     Assistant Vice President of the Manager (since September 1998); formerly
Assistant Treasurer                  Manager/Fund Accounting of the Manager (September 1994-September 1998). An
(since October 2002)                 officer of 85 portfolios in the OppenheimerFunds complex.
Age: 39


Philip F. Vottiero,                  Vice President/Fund Accounting of the Manager (since March 2002); formerly Vice
Assistant Treasurer                  President/Corporate Accounting of the Manager (July 1999-March 2002) prior to
(since August 27, 2002)              which he was Chief Financial Officer at Sovlink Corporation (April 1996-June
Age: 39                              1999). An officer of 72 portfolios in the OppenheimerFunds complex.


Robert G. Zack,                      Senior Vice President (since May 1985) and General Counsel (since February 2002)
Vice President & Secretary           of the Manager; General Counsel and a director (since November 2001) of
(since November 1, 2001)             OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
Age: 54                              (since November 2001) of HarbourView Asset Management Corporation; Vice
                                     President and a director (since November 2000) of Oppenheimer Partnership
                                     Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                     November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                     Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                     Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                     Centennial Asset Management Corporation; a director (since November 2001) of
                                     Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                     (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                     (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since




37| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS  Continued

Robert G. Zack,                November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel
Continued                      (November 2001-February 2002) and Associate General Counsel (May 1981-October
                               2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May
                               1985-November 2001), Shareholder Financial Services, Inc. (November
                               1989-November 2001); OppenheimerFunds International Ltd. And Oppenheimer
                               Millennium Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.


Philip T. Masterson,           Vice President and Assistant Counsel of the Manager (since July 1998); formerly,
Assistant Secretary            an associate with Davis, Graham, & Stubbs LLP (January 1997-June 1998). An
(since August 27, 2002)        officer of 72 portfolios in the OppenheimerFunds complex.
Age: 38


Denis R. Molleur,              Vice President and Senior Counsel of the Manager (since July 1999); formerly a
Assistant Secretary            Vice President and Associate Counsel of the Manager (September 1995-July 1999).
(since November 1, 2001)       An officer of 82 portfolios in the OppenheimerFunds complex.
Age: 45


Katherine P. Feld,             Vice President and Senior Counsel (since July 1999) of the Manager; Vice
Assistant Secretary            President (since June 1990) of OppenheimerFunds Distributor, Inc.; Director,
(since November 1, 2001)       Vice President and Assistant Secretary (since June 1999) of Centennial Asset
Age: 44                        Management Corporation; Vice President (since 1997) of Oppenheimer Real Asset
                               Management, Inc.; formerly Vice President and Associate Counsel of the Manager
                               (June 1990-July 1999). An officer of 85 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives,              Vice President and Assistant Counsel (since June 1998) of the Manager; Vice
Assistant Secretary            President (since 1999) of OppenheimerFunds Distributor, Inc.; Vice President and
(since November 1, 2001)       Assistant Secretary (since 1999) of Shareholder Services, Inc.; Assistant
Age: 37                        Secretary (since December 2001) of OppenheimerFunds Legacy Program and
                               Shareholder Financial Services, Inc.; formerly Assistant Vice President and
                               Assistant Counsel of the Manager (August 1997-June 1998); Assistant Counsel of
                               the Manager (August 1994-August 1997). An officer of 85 portfolios in the
                               OppenheimerFunds complex.




The Fund's Statement of Additional Information contains additional information about the fund's trustees and is available without charge upon request.


38| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

OPPENHEIMER LIMITED TERM MUNICIPAL FUND

A Series of Oppenheimer Municipal Fund
--------------------------------------------------------------------------------
 Investment Advisor          OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 Distributor                 OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder    OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditor         Deloitte & Touche LLP

--------------------------------------------------------------------------------
 Legal Counsel               Myer, Swanson, Adams & Wolf, P.C.
 To the Fund

--------------------------------------------------------------------------------
 Legal Counsel to the        Mayer Brown Rowe & Maw
 Independent Trustees

                             Oppenheimer funds are distributed by
                             OppenheimerFunds Distribution, Inc., 498 Seventh Avenue, New York, NY 10018.


(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.



39| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:

o  Applications or other forms
o  When you create a user ID and password for online account access
o  When you enroll in eDocs Direct
o  Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

Protection of Information
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

Security
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:

o  Account access
o  Create a user ID and profile
o  User profile
o  eDocs Direct, our electronic document delivery service



40| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com.

Emails and Encryption
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com for assistance.
o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.
o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

How You Can Help
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.


--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.CALL OPP (1.800.225.5677).




41| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

INFORMATION AND SERVICES

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Sign up for eDocs Direct today at
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--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions(1)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
Phonelink(1) and General Information
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OPITX  Class B: OIMBX  Class C: OITCX
--------------------------------------------------------------------------------

1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


RA0860.001.0902 November 29, 2002                     [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.